                                                                   EXHIBIT 10.22

                                 LEASE AMENDMENT



DATED:                 APRIL 8, 2003

BETWEEN:               PACIFIC REALTY ASSOCIATES, L.P.,
                       A DELAWARE LIMITED PARTNERSHIP                   LANDLORD

 AND:                  MICROHELIX, INC.,
                       AN OREGON CORPORATION                              TENANT



            By written lease dated April 20, 1992, PI (Medical), an Oregon corporation, leased from Landlord approximately 5,000 square feet of office space located in Building B, PacTrust Business Center, 16125 S.W. 72nd Avenue, Portland, Oregon 97224. By Lease Amendment dated August 12, 1992, the Lease was amended. By Lease Amendments dated February 16, 1995 and April 26, 1996, the term of the Lease was extended. By Lease Amendment dated July 3, 1997, PI (Medical) leased an additional approximately 15,000 square feet of warehouse and office space. Tenant's leased area now totals approximately 20,000 square feet of warehouse and office space (hereinafter referred to as the "Premises"). By undated facsimile notification PI Medical notified Landlord that it had changed its name to BioElectric Corporation. By e-mail notification dated October 24, 2002, Bioelectric Corporation notified Landlord that it had been acquired by and had changed its name to microHelix, Inc. (hereinafter referred to as "Tenant") on February 9, 2000. By Lease Amendment dated October 28, 2002, the Lease was extended. Such documents are hereinafter jointly referred to as the "Lease." The Lease expires November 30, 2004.

            Landlord and Tenant now wish to amend and extend the term of the Lease.

            NOW, THEREFORE, the parties agree as follows:

      1. The term of the Lease shall be extended for an additional twelve (12) months commencing December 1, 2004 and continuing through November 30, 2005.

      2. Commencing April 1, 2003 and continuing for a period of four (4) months, Tenant's base rent shall be reduced by fifty percent (50%) which shall result in a reduced base rent of $5,625.00 per month. The remaining abated rent totals Twenty Two Thousand Five Hundred Dollars ($22,500.00) and shall be amortized at ten percent (10%) interest (hereinafter the "Amortized Abated Rent") over a period of twenty-eight (28) months commencing August 1, 2003 and continuing through the extended term. Commencing April 1, 2003, Tenant shall pay base rent according to the following revised rent schedule:

April 1, 2003 through July 31, 2003            $     0.00     $ 5,625.00     $ 5,625.00
August 1, 2003 through November 30, 2003       $   904.00     $11,250.00     $12,154.00
December 1, 2003 through November 30, 2005     $   904.00     $15,904.00     $16,808.00


      3. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.

                                        LANDLORD:

                                        PACIFIC REALTY ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By:      PacTrust Realty, Inc.,
                                                 a Delaware corporation,
                                                 its General Partner


Date:    4/14/2003         ,                     By:  /s/    Sam K. Briggs
     -----------------------                        ----------------------------
                                                 Sam K. Briggs
                                                 Vice President

                                        TENANT:

                                        MICROHELIX, INC.,

                                        an Oregon corporation

Date:    4/9/2003         ,                      By:   /s/    Ty Pettit
     ----------------------                          ---------------------------
                                                 Name:      Ty Pettit
                                                      --------------------------
                                                 Title:       President & CEO
                                                       -------------------------